UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): September 8, 2005
                                                           -----------------



                             C&D Technologies, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Delaware                           1-9389                     13-3314599
----------------              ------------------------          --------------
(State or other               (Commission file number)          (IRS employer
jurisdiction of                                                 identification
incorporation)                                                  no.)


      1400 Union Meeting Road,
      Blue Bell, Pennsylvania                                          19422
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(Address of principal executive offices)                             (Zip code)


       Registrant's telephone number, including area code: (215) 619-2700
                                                           --------------


                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

     Effective September 12, 2005, C&D appointed William Bachrach, Ph.D., as its Vice President and General Manager for the Power Electronics Division of C&D. Dr. Bachrach will be paid a base salary of $225,000 and will have an annual target bonus under the Management Incentive Compensation Plan of 35% of his base salary, with a $50,000 guaranteed minimum bonus for fiscal year 2006. The Compensation Committee approved the grant to Dr. Bachrach of options to purchase 30,000 shares of C&D Common Stock, which options vest upon grant. Dr. Bachrach will also be entitled to participate in C&D's various health and welfare plans.

Item 1.02. Termination of a Material Definitive Agreement

     On September 8, 2005, C&D accepted the resignation of James Dean Johnson as Vice President, General Manager of the Power Electronics Division of C&D. Mr. Johnson's resignation is effective as of October 8, 2005, at the conclusion of a 30-day notice period as provided for under his executive employment agreement dated August 6, 2001.

     He will be paid severance equivalent to 11 months base salary and up to $10,000 for pre-approved outplacement services. Upon termination of his employment, Mr. Johnson will be bound by certain non-competition and non-solicitation obligations and will be required to execute a release.

Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits.

     The following exhibit is filed herewith:

     Exhibit No.                          Description

        99.1                Press release issued by C&D Technologies, Inc.
                            (the "Company") dated September 14, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            C&D TECHNOLOGIES, INC.



Date:  September 14, 2005                 By: /s/ Stephen E. Markert, Jr.
                                              ----------------------------------
                                                  Stephen E. Markert, Jr.,
                                                  Vice President - Finance and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number                    Description

99.1              Press release dated September 14, 2005, issued by the Company.